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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Russell Huffer, Robert G. Barbieri and Martha L. Richards, with full power to each to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Apogee Enterprises, Inc. (the "Company") relating to the registration of an additional 1,000,000 shares of Company Common Stock that may be issued from time to time pursuant to the Company's Amended and Restated 1987 Apogee Enterprises, Inc. Partnership Plan, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 30th day of June, 1998, by the following persons:


/s/ Robert G. Barbieri                        /s/ James L. Martineau
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Robert G. Barbieri                            James L. Martineau


/s/ Jerome B. Cohen                           /s/ Stephen C. Mitchell
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Jerome B. Cohen                               Stephen C. Mitchell


/s/ Donald W. Goldfus                         /s/ Laurence J. Niederhofer
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Donald W. Goldfus                             Laurence J. Niederhofer


/s/ Barbara B. Grogan                         /s/ D. Eugene Nugent
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Barbara B. Grogan                             D. Eugene Nugent


/s/ Harry A. Hammerly                         /s/ Michael E. Shannon
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Harry A. Hammerly                             Michael E. Shannon


/s/ Russell Huffer
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Russell Huffer